Exhibit 10.11

Execution copy

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of this 25th day of April, 2005 by and among J.B. POINDEXTER & CO., INC., a Delaware corporation (“Poindexter”), MORGAN TRAILER MFG. CO., a New Jersey corporation (“Morgan”), TRUCK ACCESSORIES GROUP, INC., a Delaware corporation (“TAG”), MAGNETIC INSTRUMENTS CORP., a Delaware corporation (“MIC”), MORGAN OLSON CORPORATION, a Delaware corporation (“MOC”) and EFP CORPORATION, a Delaware corporation (“EFP”) (Poindexter, Morgan, TAG, MIC, MOC and EFP are each a “Borrower” and collectively referred to as “Borrowers”), the other Loan Parties signatory hereto, LaSalle Bank National Association, a national banking association, for itself, as a Lender, and as Agent for Lenders, and all other Lenders parties hereto.  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Loan Agreement (as hereinafter defined).

RECITALS

WHEREAS, Borrowers, the other Loan Parties, Agent and Lenders have entered into that certain Loan and Security Agreement dated as of March 15, 2004 (as amended by that certain First Amendment dated as of May 13, 2004, that certain Limited Consent and Second Amendment dated as of November 3, 2004, that certain Limited Consent and Omnibus Amendment dated as of December 30, 2004, that certain Third Amendment dated as of January 20, 2005 and as may be further amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers and the other Loan Parties desire that Agent and Lenders amend certain provisions of the Loan Agreement as herein set forth.

NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, the other Loan Parties, Agent and Lenders hereby agree as follows:

SECTION 1.                            Amendments to Loan Agreement and Other Agreements.

(a)                                  The definition of “Permitted Liens” in Section 1 of the Loan Agreement is hereby amended by replacing the period at the end thereof with “; and” and adding the following new clause (xvii) at the end thereof:

“(xvii)  liens granted by Morgan to secure any Indebtedness permitted under subsection 13(b)(xiv) hereof; provided that an intercreditor and subordination agreement, on terms and conditions acceptable to Agent, shall have been entered into between each of the applicable lenders or financial institutions and Agent with respect to such liens.”

(b)                                 Section 13(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“No Loan Party shall, or shall permit any of its Subsidiaries to, assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person, except (i) by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business; (ii) the guarantees of the Liabilities by any Loan Party or any of its Subsidiaries; (iii) the guarantees of the Subsidiaries of Poindexter of the obligations of Poindexter under the Senior Note Documents; (iv) guarantees by any Loan Party to the extent such guarantees constitute Indebtedness of such Loan Party permitted under subsection 13(b) hereof; (v) guarantees by any Loan Party of obligations of any other Loan Party in respect of (x) capital leases permitted to be incurred under subsection 13(b)(iv) hereof and/or (y) operating leases, (vi) guarantees by any Unrestricted Subsidiary of any Indebtedness which any Unrestricted Subsidiary is permitted to incur under subsection 13(b) hereof and (vii) guarantees by Poindexter of the Indebtedness which Morgan is permitted to incur under subsection 13(b)(xiv) hereof.”

(c)                                  Section 13(b) of the Loan Agreement is hereby amended by replacing the period at the end thereof with “; and” and adding the following new subsection (xiv) at the end thereof:

“(xiv)  Indebtedness incurred by Morgan pursuant to one or more promissory notes issued by Morgan in an aggregate principal amount not to exceed $6,000,000 at any time outstanding to certain lenders or financial institutions providing Morgan with credit, loans and financing accommodations for the purchase of motor vehicles and chassis by Morgan from certain chassis manufacturers (which may also be such a lender).”

SECTION 2.                            Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

(a)                                  this Amendment shall have been duly executed and delivered by Borrowers, Loan Parties, Agent and each Lender; and

(b)                                 the representations and warranties contained herein shall be true and correct in all respects.

SECTION 3.                            Representations and Warranties.  In order to induce Agent and each Lender to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:

(a)                                  all of the representations and warranties contained in the Loan Agreement and in each Other Agreement are true and correct as of the date hereof after giving effect to this Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;

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(b)                                 the execution, delivery and performance by Loan Parties of this Amendment has been duly authorized by all necessary corporate action required on their part and this Amendment, and the Loan Agreement is the legal, valid and binding obligation of Loan Parties enforceable against Loan Parties in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)                                  neither the execution, delivery and performance of this Amendment by Loan Parties, the performance by Loan Parties of the Loan Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

(d)                                 no Default or Event of Default has occurred and is continuing.

SECTION 4.                            Reference to and Effect Upon the Loan Agreement.

(a)                                  Except as specifically set forth above, the Loan Agreement and each of the Other Agreements shall remain in full force and effect and are hereby ratified and confirmed; and

(b)                                 the amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or any Other Agreement, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Loan Agreement or any Other Agreement or (iii) constitute a waiver of any provision of the Loan Agreement or any Other Agreement, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Loan Agreement and the Other Agreements to the Loan Agreement shall mean the Loan Agreement as amended hereby.  This Amendment shall be construed in connection with and as part of the Loan Agreement.  Each Loan Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Liabilities or the payment thereof when due.

SECTION 5.                            Costs And Expenses.  As provided in Section 4(c)(v) of the Loan Agreement, Borrowers agree to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

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SECTION 6.                            GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

SECTION 7.                            Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 8.                            Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BORROWERS:
J.B. POINDEXTER & CO., INC.

By:
Name:
Title:

MORGAN TRAILER MFG. CO.

By:
Name:
Title:

TRUCK ACCESSORIES GROUP, INC.

By:
Name:
Title:

MAGNETIC INSTRUMENTS CORP.

By:
Name:
Title:

MORGAN OLSON CORPORATION

By:
Name:
Title:

EFP CORPORATION

By:
Name:
Title:

[Signature Page to Amendment No. 4]

AGENT AND LENDER:

LASALLE BANK NATIONAL ASSOCIATION, as Agent and Lender

By:
Name:
Title:

[Signature Page to Amendment No. 4]

The following Persons are signatories to this Amendment in their capacities as Loan Parties, not as Borrowers:

LOAN PARTIES:

LOWY GROUP, INC.

By:
Name:
Title:

RAIDER INDUSTRIES INC.

By:
Name:
Title:

SWK HOLDINGS, INC.

By:
Name:
Title:

UNIVERSAL BRIXIUS, INC.

By:
Name:
Title:

MORGAN TRAILER FINANCIAL CORPORATION

By:
Name:
Title:

[Signature Page to Amendment No. 4]

MORGAN TRAILER FINANCIAL
MANAGEMENT, L.P.

By:	MORGAN TRAILER MFG. CO.,
its general partner

By:
Name:
Title:

COMMERCIAL BABCOCK INC.

By:
Name:
Title:

[Signature Page to Amendment No. 4]